STKd 100% NVDA & 100% AMD ETF
Schedule of Investments
March 31, 2026 (Unaudited)

MONEY MARKET FUNDS - 22.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (a)	845,417	$845,417
TOTAL MONEY MARKET FUNDS (Cost $845,417)		845,417

U.S. TREASURY BILLS - 13.3%	Par
3.64%, 04/23/2026 (b)(c)	$510,000	508,868
TOTAL U.S. TREASURY BILLS (Cost $508,868)		508,868

TOTAL INVESTMENTS - 35.6% (Cost $1,354,285)		1,354,285
Other Assets in Excess of Liabilities - 64.4%		2,444,661
TOTAL NET ASSETS - 100.0%		$3,798,946

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(b)	The rate shown is the annualized yield as of March 31, 2026.
(c)	All or a portion of the security has been pledged as collateral for swap contracts. The fair value of securities committed as collateral as of March 31, 2026 was $508,868.

STKd 100% NVDA & 100% AMD ETF
Schedule of Total Return Swap Contracts
March 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notiona l Amount	Value/ Unrealized Appreciation (Depreciation)
Advanced Micro Devices, Inc.	Marex Capital Markets Inc.	Pay	OBFR + 2.50%	Monthly (a)	04/06/2033	$3,792,342	$799,716
NVIDIA Corp.	Marex Capital Markets Inc.	Pay	OBFR + 2.50%	Monthly (a)	04/06/2033	3,798,083	121,244
Net Unrealized Appreciation (Depreciation)						0	$920,960

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2026.

OBFR - Overnight Bank Funding Rate was 3.64% as of March 31, 2026.

(a)
Financing reset of the swap is effective on the last day of each month. Equity reset of the swap is effective on termination, but also periodically throughout the term based on predetermined notional thresholds.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

STKd 100% NVDA & 100% AMD ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$845,417	$–	$–	$845,417
U.S. Treasury Bills	–	508,868	–	508,868
Total Investments	$845,417	$508,868	$–	$1,354,285

Other Financial Instruments:
Total Return Swaps *	$–	$920,960	$–	$920,960
Total Other Financial Instruments	$–	$920,960	$–	$920,960

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.